Exhibit (24)



                                POWER OF ATTORNEY

                   KNOW ALL PERSONS BY THESE PRESENTS, That I
                               Thomas F. Pyle, Jr.

hereby constitute and appoint Helen P. Johnson-Leipold and Paul A. Lehmann, and each of them individually, my true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities, to sign my name as a director of Johnson Outdoors Inc., a Wisconsin corporation (the "Company"), to the Registration Statement on Form S-8, and any amendments or supplements thereto, relating to the registration of shares of the Company's Class A Common Stock, par value $0.05 per share (the "Shares"), issuable under the Johnson Outdoors Inc. 2000 Long-Term Stock Incentive Plan (the "Plan"), and to file the Plan, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission in connection with the registration of the Shares under the Securities Act of 1933, as amended.

     I hereby ratify and confirm all that said attorneys-in-fact and agents, or each of them, have done or shall lawfully do by virtue of this Power of Attorney.

                WITNESS my hand this 28th day of February, 2003.


                                              /s/ Thomas F. Pyle, Jr.
                                              ----------------------------------
                                              Thomas F. Pyle, Jr.

                                POWER OF ATTORNEY

                   KNOW ALL PERSONS BY THESE PRESENTS, That I
                                Samuel C. Johnson

hereby constitute and appoint Helen P. Johnson-Leipold and Paul A. Lehmann, and each of them individually, my true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities, to sign my name as a director of Johnson Outdoors Inc., a Wisconsin corporation (the "Company"), to the Registration Statement on Form S-8, and any amendments or supplements thereto, relating to the registration of shares of the Company's Class A Common Stock, par value $0.05 per share (the "Shares"), issuable under the Johnson Outdoors Inc. 2000 Long-Term Stock Incentive Plan (the "Plan"), and to file the Plan, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission in connection with the registration of the Shares under the Securities Act of 1933, as amended.

     I hereby ratify and confirm all that said attorneys-in-fact and agents, or each of them, have done or shall lawfully do by virtue of this Power of Attorney.

                WITNESS my hand this 28th day of February, 2003.


                                              /s/ Samuel C. Johnson
                                              ----------------------------------
                                              Samuel C. Johnson

                                POWER OF ATTORNEY

                   KNOW ALL PERSONS BY THESE PRESENTS, That I
                                Gregory E. Lawton

hereby constitute and appoint Helen P. Johnson-Leipold and Paul A. Lehmann, and each of them individually, my true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities, to sign my name as a director of Johnson Outdoors Inc., a Wisconsin corporation (the "Company"), to the Registration Statement on Form S-8, and any amendments or supplements thereto, relating to the registration of shares of the Company's Class A Common Stock, par value $0.05 per share (the "Shares"), issuable under the Johnson Outdoors Inc. 2000 Long-Term Stock Incentive Plan (the "Plan"), and to file the Plan, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission in connection with the registration of the Shares under the Securities Act of 1933, as amended.

     I hereby ratify and confirm all that said attorneys-in-fact and agents, or each of them, have done or shall lawfully do by virtue of this Power of Attorney.

                WITNESS my hand this 28th day of February, 2003.


                                              /s/ Gregory E. Lawton
                                              ----------------------------------
                                              Gregory E. Lawton

                                POWER OF ATTORNEY

                   KNOW ALL PERSONS BY THESE PRESENTS, That I
                                 Terry E. London

hereby constitute and appoint Helen P. Johnson-Leipold and Paul A. Lehmann, and each of them individually, my true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities, to sign my name as a director of Johnson Outdoors Inc., a Wisconsin corporation (the "Company"), to the Registration Statement on Form S-8, and any amendments or supplements thereto, relating to the registration of shares of the Company's Class A Common Stock, par value $0.05 per share (the "Shares"), issuable under the Johnson Outdoors Inc. 2000 Long-Term Stock Incentive Plan (the "Plan"), and to file the Plan, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission in connection with the registration of the Shares under the Securities Act of 1933, as amended.

     I hereby ratify and confirm all that said attorneys-in-fact and agents, or each of them, have done or shall lawfully do by virtue of this Power of Attorney.

                WITNESS my hand this 28th day of February, 2003.


                                              /s/ Terry E. London
                                              ----------------------------------
                                              Terry E. London

                                POWER OF ATTORNEY

                   KNOW ALL PERSONS BY THESE PRESENTS, That I
                               John M. Fahey, Jr.

hereby constitute and appoint Helen P. Johnson-Leipold and Paul A. Lehmann, and each of them individually, my true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities, to sign my name as a director of Johnson Outdoors Inc., a Wisconsin corporation (the "Company"), to the Registration Statement on Form S-8, and any amendments or supplements thereto, relating to the registration of shares of the Company's Class A Common Stock, par value $0.05 per share (the "Shares"), issuable under the Johnson Outdoors Inc. 2000 Long-Term Stock Incentive Plan (the "Plan"), and to file the Plan, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission in connection with the registration of the Shares under the Securities Act of 1933, as amended.

     I hereby ratify and confirm all that said attorneys-in-fact and agents, or each of them, have done or shall lawfully do by virtue of this Power of Attorney.

                  WITNESS my hand this 24th day of July, 2003.


                                              /s/ John M. Fahey, Jr.
                                              ----------------------------------
                                              John M. Fahey, Jr.